Exhibit 10.29

REAL ESTATE SUBLEASE

THIS SUBLEASE, executed by and between NeoMagic Corporation, a Delaware corporation (hereinafter called “Sublessor”), and Sea Micro, Inc. (hereinafter called “Sublessee”), whereby for and in consideration of the covenants and agreements hereinafter set forth to be kept and performed by the parties hereto, Sublessor, hereby subleases to Sublessee and Sublessee does hereby take, lease, and hire from Sublessor the Sublease Premises hereinafter described for the period, and at the rental, subject to, and upon the terms and conditions hereinafter set forth, as follows:

ARTICLE 1. SUBLEASE PREMISES

Section 1.01. Sublease Premises. Subject to the terms and conditions of this Sublease and subject to the terms of the Master Lease a copy of which is attached hereto as Exhibit A (Master Lease), Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, a portion of the Master Lease consisting of a total of approximately 11,000 rentable square feet of first floor space located at 3250 Jay Street, Santa Clara, CA, as shown on the attached floor plan marked Exhibit “B” (“Sublease Premises”), which will have the mailing address of 3250 Jay Street. The main ground floor lobby area and restrooms to remain common area and Sublessee’s use thereof will be in common with other tenants of the building. In addition, a portion of the Sublease Premises is currently subject to an existing sublease with a third party (which portion is shown on Exhibit “C” attached hereto) (“Existing Sublease Area”), which sublease is scheduled to expire on October 31, 2008. Until November 1, 2008, Sublessee shall be permitted to temporarily occupy and use only the area shown on Exhibit “D” attached hereto (“Temporary Space”), with no right to occupy or otherwise use the Existing Sublease Area. Sublessee shall have access to the Temporary Space upon the later of (i) the commencement date of the Sublease, (ii) Sublessor’s receipt of the advance rent and security deposit pursuant to the Sublease, and (iii) the submittal by Sublessee of all required certificates of insurance pursuant to the Sublease. The Existing Sublease Area will be delivered to Sublessee for occupancy and use on November 1, 2008, at which time Sublessee shall fully vacate and surrender the Temporary Space (other than that portion of the Temporary Space that is part of the Sublease Premises. If the Temporary Space is not vacated and surrendered by the Sublessee pursuant to this Agreement, then Sublessor, at its sole option may terminate this Agreement or charge Sublessee and Sublessee will agree to pay an amount equal to the Temporary Space still occupied at the rate of $1.57 per square foot per month. Sublessee shall surrender the Temporary Space in the same condition in which Subtenant occupied the Temporary Space, less normal wear and tear.

ARTICLE 2. SUBLEASE TERM

Section 2.01. Sublease Term. The term of the Sublease shall commence upon the later of (i) full execution and delivery of the Sublease (Commencement Date), and (ii) receipt of Master Landlord’s written consent to the Sublease in form acceptable to Sublessor, and shall expire upon April 23, 2010 (Term). The Sublease shall be expressly conditioned upon the receipt of Master Lessor’s written consent to the Sublease in form acceptable to Sublessor.

Section 2.02. Acceptance of Sublease Premises. Sublessee’s occupancy of the Sublease Premises shall be conclusive evidence of Sublessee’s acceptance of all improvements constituting the Sublease Premises, in good and satisfactory condition and repair. Sublessee shall accept possession and use of the Sublease Premises “as is” in its condition existing as of the date hereof with all faults. Notwithstanding the above, Sublessor shall deliver the Temporary Space and the Sublease Premises with all building systems in good operating condition (mechanical, electrical, plumbing, roof/roofing) without any other representation or warranty by Sublessor of any kind. As it relates to Sublessee’s operating activities, Sublessee, at Sublessee’s sole cost and expense, shall promptly comply with all applicable laws, ordinances, codes, rules, orders, directions and regulations of governmental authority governing and regulating the use or occupancy of the Sublease Premises as may now or hereafter be in effect during the Term hereof and shall if so required make any alterations, additions or changes to the Sublease Premises as may be required by said laws, ordinances, codes, rules, directions and regulations.

Section 2.03. Sublease Termination and Condition of Premises. Upon the termination of this Sublease for any reason whatsoever, Sublessee shall return possession of the Sublease Premises to Sublessor or Sublessor’s authorized agent in a good, clean and safe condition, reasonable wear and tear excepted. On or before, and in any event no later than thirty (30) days following the date Sublessee vacates the Sublease Premises and returns possession of same to Sublessor, Sublessee and Sublessor, or authorized agents thereof, shall conduct a joint inspection of the Sublease Premises. Sublessee, at its cost, shall thereafter promptly repair or correct any defects or deficiencies in the condition of the Sublease Premises, to the same condition as received, reasonable wear and tear and casualty excepted. Sublessee shall indemnify, defend and hold Sublessor harmless to the greatest extent possible under applicable law from and against any and all judgments, fines, penalties, amounts paid in settlement and any other amounts reasonably incurred or suffered by Sublessor which arise from Sublessee not vacating the premises on or before April 23, 2010.

ARTICLE 3. RENT

Section 3.01. Payment of Rent. Sublessee hereby covenants and agrees to pay rent to Sublessor, without offset or deduction of any kind whatsoever, in the form and at the times as herein specified. All rent shall be paid to Sublessor at 3250 Jay Street, Santa Clara, CA unless and until Sublessee is otherwise notified in writing. Rent payments in the monthly amount set forth below shall be payable monthly, in advance, due on the first (1st) day of each calendar month commencing on the Commencement Date hereof and delinquent if not paid on or before the third (3rd) day of the month throughout the Term of this Sublease. Rent for any period, which is for less than one month, shall be a pro rata portion of the monthly installment.

During the period of Sublessee’s occupancy and use of the Temporary Space, Sublessee shall be permitted to use all existing furniture, as well as cubicles in the open office area and all the existing furniture in the private offices and conference rooms, etc. located within the Temporary Space as of the commencement date of the Sublease, at no additional rent to Sublessee. Upon the delivery of the Sublease Premises to Sublessee, Sublessee shall be permitted to use all existing furniture, as well as cubicles in the open office area and all the existing furniture in the private offices and conference rooms, etc. located within the Sublease Premises including, cabling, wiring, server rooms, chairs, phones and tables still in the space as of the delivery of the Sublease Premises to Sublessee, at no additional rent to Sublessee. All such furniture and equipment shall be provided to Sublessee for use in its existing “AS-IS” condition, without representation or warranty by Sublessor of any kind. Sublessor and Sublessee shall conduct a walk through of the both the Temporary Space and the Sublease Premises and prepare detailed furniture and equipment list for the Temporary Space and the Sublease Premises and attach the same to the Sublease as Exhibit E.

Sublessee shall pay any fee incurred to cover costs for Sublessee moving any Sublessee furniture into the Temporary Space or the Sublease Premises or from the Temporary Space to the Sublease Premises. The Full Service Rent per month shall be as follows:

Months	Full Service Rent Per Month
08/01/08 – 12/31/08	Free
01/01/09 – 04/23/10	$17,270 per month

Rent does not include (and Sublessee shall be solely responsible for the payment of): all voice, data, telecommunications and security system services provided to the Sublease Premises, disproportionate usage of utilities; and after-hours HVAC services. Otherwise, all other costs of maintenance, repair (unless caused by the negligence of Sublessee or its agents), utilities, property taxes, Master Lessor or Sublessor insurance costs, or any other costs associated with the Subleased Premises (and Temporary Premises while applicable) incurred by Master Lessor or Sublessor shall be covered in the Full Service Rent. Full Service Rent is inclusive of electricity and gas to the Subleased Premises; provided, however, in the event Sublessor reasonably determines that Sublessee is using a disproportionate amount of such electricity and / or gas, Sublessor may charge for such excess as is reasonably determined by Sublessor. A disproportionate amount of electricity and gas will be any amount in excess of $0.34 per square foot annualized with an annual true-up except for the last year and then within thirty (30) days after the end of the term, with Sublessee paying any excess within thirty (30) days after being provided the true-up, with copies of the utility bills and an invoice of what is owed. If the Sublessee can show that the excess usage is due to Sublessor’s or any other sublessee’s excess usage, then Sublessee will not be charged for the excess usage.

Advance rent: Concurrently with Sublessee’s execution and delivery of the Sublease, Sublessee shall pay to Sublessor the Full Service Rent payable by Sublessee for the month of January 2009, in the amount of seventeen thousand two hundred and seventy ($17,270) dollars.

Section 3.02. Delinquent Payments. In the event Sublessee shall fail to pay the rent or any installment thereof, or any other fees, costs, taxes or expenses payable under this Sublease within five (5) days after the said payment has become due, Sublessee agrees that Sublessor will incur additional costs and expenses in the form of extra collection efforts, administrative time, handling costs, and potential impairment of credit on loans for which this Sublease may be a security. Both parties agree that in such event, Sublessor, in addition to its other remedies shall be entitled to recover a late payment charge against Sublessee equal to five percent (5%) of the amount not paid within said five (5) day period. Additionally, any past due amounts under this Sublease shall bear interest at the rate of the lesser of one and one-half percent (1-1/2%) per month or the maximum rate permitted by applicable law. Sublessee further agrees to pay Sublessor any cost incurred by Sublessor in effecting the collection of such past due amount, including but not limited to attorneys’ fees and/or collection agency fees. Sublessor shall have the right to require Sublessee to pay monies due in the form of a cashier’s check or money order if Sublessee defaults in the payment of rent more than twice in the Sublease Term. Nothing herein contained shall limit any other remedy of Sublessor with respect to such payment delinquency. Notwithstanding the foregoing, Sublessor will not assess a late charge until Sublessor has given written notice of such late payment for the first late payment in any twelve (12) month period and after Sublessee has not cured such late payment within three (3) days from receipt of such notice. No other notices will be required during the following twelve (12) months for a late charge to be incurred.

Section 3.03. Security Deposit. Concurrently with Sublessee’s execution and delivery of the Sublease, Sublessee shall deposit with Sublessor the sum of Seventeen Thousand Two Hundred Seventy Dollars ($17,270) (the “Security Deposit”) in order to provide security for the performance by Sublessee of the provisions of this Sublease. If Sublessee is in default, Sublessor may, but shall not be obligated to use the Security Deposit, or any portion of it, to cure the default or to compensate Sublessor for damage sustained by Sublessor resulting from Sublessee’s default. Sublessee shall immediately on demand pay to Sublessor a sum equal to the portion of the Security Deposit expended or applied by Sublessor as provided in this paragraph so as to maintain the Security Deposit in the sum initially deposited with Sublessor. At the expiration or termination of this Sublease, Sublessor shall return the Security Deposit to Sublessee or its successor, less such amounts as are reasonably necessary to remedy Sublessee’s defaults, to repair damages the Sublease Premises caused by Sublessee or to clean the Sublease Premises upon such termination not left in broom clean condition, as soon as practicable thereafter. Sublessor shall not be required to keep the Security Deposit separate from its other funds, and (unless otherwise required by law) Sublessee shall not be entitled to interest on the Security Deposit.

ARTICLE 4. USE OF PREMISES

Section 4.01. Permitted Use. The Sublease Premises are to be used by Sublessee for the sole purpose of general office use and research and development and for no other purpose whatsoever. Sublessee shall not use or occupy the Sublease Premises or permit the same to be used or occupied for any use, purpose or business other than as provided in this Section 4.01 during the Term of this Sublease or any extension thereof.

Section 4.02. Prohibited Activities. During the Term of Sublease or any extension thereof, Sublessee shall not:

(a) Use or permit the Sublease Premises to be used for any purpose in violation of any statute, ordinance, rule, order, or regulation of any governmental authority regulating the use or occupancy of the Sublease Premises.

(b) Cause or permit any waste in or on the Sublease Premises.

(c) Use or permit the use of the Sublease Premises in any manner that will tend to create a nuisance or tend to adversely affect or injure the reputation of Sublessor or its affiliates.

(d) Allow any activity to be conducted on the premises or store any material on the Sublease Premises that will increase premiums for or violate the terms of any insurance policy(s) maintained by or for the benefit of Sublessor.

(e) Store any explosive, radioactive, dangerous, hazardous or toxic materials in or about the Sublease Premises.

(f) Use or allow the Sublease Premises to be used for sleeping quarters, dwelling rooms or for any unlawful purpose.

(g) Build any fences, walls, barricades or other obstructions; or, install any radio, television, phonograph, antennae, loud speakers, sound amplifiers, or similar devices on the roof, exterior walls or in the windows of the Sublease Premises, or make any changes to the interior or exterior of the Sublease Premises without Sublessor’s prior written consent.

Section 4.03. Operational Permits. Sublessee, prior to the Commencement Date, shall obtain and thereafter continuously maintain in full force and effect for the Term of this Sublease or any extension thereof, at no cost or expense to Sublessor, any and all approvals, licenses, or permits required by any lawful authority as of the Commencement Date or imposed thereafter, for the use of Sublease Premises, including but not limited to business licenses.

Section 4.04. Compliance With Laws. Sublessee shall comply with all federal, state, county, municipal, or other statutes, laws, ordinances, regulations, rules, or orders of any governmental or quasi-governmental entity, body, agency, commission, board, or official in its use of the Sublease Premises and Sublessee’s business.

ARTICLE 5. UTILITIES AND PARKING SPACES

Section 5.01. Utility . Sublessor shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished to the Sublease Premises and no such failure or interruption shall entitle Sublessee to terminate this Sublease, unless such failure or interruption is caused by Sublessor’s negligence or willful misconduct.

Section 5.02. Parking Spaces. During the term of the Sublease and subject to the terms of the Master Lease, Sublessee shall have the nonexclusive right to use up to, but not exceeding, thirty-six (36) parking spaces in the parking area serving the Sublease Premises.

ARTICLE 6. MAINTENANCE AND ALTERATIONS

Section 6.01. Maintenance by Sublessee. Sublessor shall, at its sole cost and expense, keep in good and safe condition, order and repair all portions of the Sublease Premises and all facilities appurtenant thereto and every part thereof which Sublessor is responsible to maintain or repair as lessee under the Master Lease (as defined in Section 12.29), including without limitation, all plumbing, heating, air conditioning, ventilating, sprinkler, electrical and lighting facilities, interior walls, interior surfaces of exterior walls, floors, ceilings, windows, doors, entrances, all glass (including plate glass), and skylights located within the Sublease Premises. If the Sublease Premises are not so maintained, and such condition continues seventy-two (72) hours after notice or exists upon expiration or termination hereof, Sublessee may cause such maintenance to be performed at Sublessor’s expense and/or may obtain maintenance contracts for the Sublease Premises and charge the Sublessor for same. Sublessor shall, when and if it deems necessary, reasonably make any and all repairs on the Sublease Premises, and Sublessee hereby consents to such actions by Sublessor. Sublessor may charge the Sublessee for any of the foregoing repairs, if, in Sublessor’s opinion, such repairs are occasioned by Sublessee’s abuse or neglect. Sublessee shall not modify, alter, or add to the Sublease Premises without the prior written consent of Sublessor.

Section 6.02. Damage; Abatement of Rent. Notwithstanding anything in this Sublease to the contrary, Sublessee at its own cost and expense shall repair and replace as necessary all portions of the Sublease Premises damaged by Sublessee, its employees, agents, invitees, customers or visitors. There shall be no abatement of rent or other sums payable by Sublessee prior to or during any repairs by Sublessee or Sublessor hereunder or under Section 6.01.

Section 6.03. Alterations and Liens Sublessee shall not make or permit any other person to make any structural changes, alterations, or additions to the Temporary Space or the Sublease Premises or to any improvement thereon or facility appurtenant thereto. Sublessee shall keep the Sublease Premises free and clear from any and all liens, claims, and demands for work performed, materials furnished, or operations conducted on the Sublease Premises by or at the request of Sublessee. As a condition to giving its consent to any proposed alterations, Sublessor may require that Sublessee remove any or all of said alterations at the expiration or sooner termination of the Sublease term and restore the Sublease Premises to its condition as of the date of Sublessee’s occupation of the Sublease Premises. Prior to construction or installation of any alterations, Sublessor may require Sublessee to provide Sublessor, at Sublessee’s sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such alterations, to insure Sublessor against any Liability for mechanic’s and materialmen’s liens and to insure completion of the work. Should Sublessee make any alterations without the prior written consent of Sublessor, Sublessee shall remove the same at Sublessee’s expense upon demand by Sublessor.

Section 6.04. Inspection by Sublessor. Sublessee shall permit Sublessor or Sublessor’s agents, representatives, designees, or employees to enter the Sublease Premises at all reasonable times and upon reasonable prior notice for the purpose of inspecting the Sublease Premises to determine whether Sublessee is complying with the terms of this Sublease and for the purpose of doing other lawful acts that may be necessary to protect Sublessor’s interest in the Sublease Premises under this Sublease, or to perform Sublessor’s duties under this Sublease, or to show the Sublease Premises to insurance agents, lenders, and other third parties, or as otherwise allowed by law.

Section 6.05. Plans and Permits. Any alteration that Sublessee shall desire to make in or about the Sublease Premises and which requires the consent of Sublessor shall be presented to Sublessor in written form, with proposed detailed plans and specifications therefore prepared at Sublessee’s sole expense. Any consent by Sublessor thereto shall be deemed conditioned upon Sublessee’s acquisition of all permits required to make such alteration from all appropriate governmental agencies, the furnishing of copies thereof to Sublessor prior to commencement of the work, and the compliance by Sublessee with all conditions of said permits in a prompt and expeditious manner, all at Sublessee’s sole cost and expense, and otherwise such consent shall not be unreasonably withheld.

Section 6.06. Construction Work Done by Sublessee. All construction work required or permitted to be done by Sublessee shall be performed by a licensed contractor in a good and workmanlike manner and shall conform in quality and design with the Sublease Premises existing as of the Commencement Date, and shall not diminish the value of the Sublease Premises in any way whatsoever. In addition, all such construction work shall be performed in compliance with all applicable statutes, ordinances, regulations, codes and orders of governmental authorities and insurers of the Sublease Premises. Sublessee or its agents shall secure all licenses and permits necessary therefor.

Section 6.07. Title to Alterations. Unless Sublessor requires the removal thereof, any alterations which may be made on the Sublease Premises, shall upon installation or construction thereof on the Sublease Premises become the property of Sublessor and shall remain upon and be surrendered with the Sublease Premises at the expiration or sooner termination of the term of this Sublease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduits, main and subpanels), air conditioning, partitioning, drapery, and carpet installations made by Sublessee, regardless of how affixed to the Sublease Premises, together with all other alterations that have become a part of the Sublease Premises, shall be and become the property of Sublessor upon installation, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Sublease Premises at the expiration or sooner termination of this Sublease.

Section 6.08. Removal of Alterations. In addition to Sublessor’s right to require Sublessee at the time of installation or construction of any alteration to remove the same upon expiration or sooner termination of this Sublease, Sublessor may elect, by notice to Sublessee at least thirty (30) days before expiration of the Term hereof, or within five (5) days after sooner termination hereof, to require Sublessee to remove any alterations that Sublessee has made to the Sublease Premises. If Sublessor so elects, Sublessee shall, at its sole expense, upon expiration of the Term hereof, or within twenty (20) days after any sooner termination hereof, remove such alterations, repair any damage occasioned thereby, and restore the Sublease Premises to the condition existing as of the Commencement Date or if a lesser cost to Sublessee, then at such other condition as may reasonably be designated by Sublessor in its election. Sublessee is not required to restore any alterations made prior to the Commencement Date.

ARTICLE 7. INDEMNITY AND INSURANCE

Section 7.01. Hold-Harmless Clause. Sublessee agrees to indemnify, defend and hold Sublessor, the property of Sublessor, and the Sublease Premises, free and harmless from any and all claims, liability, loss, damage, or expenses incurred by reason of this Sublease or resulting from Sublessee’s occupancy and use of the Sublease Premises (other than as a result of the direct gross negligence or willful misconduct of Sublessor), specifically including, without limitation, any claim, liability, loss, or damage arising by reason of:

(a) The death or injury of any person or persons, including Sublessee, any person who is an employee or agent of Sublessee, or by reason of the damage to or destruction of any property, including property owned by Sublessee or any person who is an employee or agent of Sublessee, and caused or allegedly caused by either the condition of the Sublease Premises, or some act or omission of Sublessee or of some agent, contractor, employee, or invitee of Sublessee on the Sublease Premises;

(b) Any work performed on the Sublease Premises or materials furnished to the Sublease Premises at the instance or request of Sublessee or any agent or employee of Sublessee; and

(c) Sublessee’s failure to perform any provision of this Sublease or to comply with any requirement of law or any requirement imposed on the use by Sublessee of the Sublease Premises by any governmental agency or political subdivision.

Maintenance of the insurance required under this Article shall not relieve Sublessee of the obligations of indemnification contained in this Section.

Section 7.01.1 Sublessor agrees to indemnify, defend and hold Sublessee free and harmless from any and all claims, liability, loss, damage or expenses resulting from Sublessor’s occupancy of the rest of the Premises under the Master Lease of which the Subleased Premises is part (other than as a result of the direct gross negligence or willful misconduct of Sublessee) arising by reason of those items set forth in (a) through (c) above but changing Sublessee to Sublessor and changing Subleased Premises to the Premises under the Master Lease less the Subleased Premises.

Section 7.02. Liability Insurance. Sublessee shall, at its own cost and expense, secure and maintain during the term of this Sublease, a comprehensive broad form policy of Combined Single Limit Bodily Injury and Property Damage Insurance issued by a reputable company authorized to conduct insurance business in the State of California insuring Sublessee against loss or liability caused by or connected with Sublessee’s use and occupancy of the Sublease Premises in an amount not less than One Million Dollars ($1,000,000) per occurrence.

Section 7.03. Casualty and Fire Insurance. At all times during the Term hereof, Sublessee shall keep the Sublease Premises and personal property thereon insured against loss or damage by fire, windstorm, hail, explosion, damage from vehicles, smoke damage, vandalism, casualty and malicious mischief and such other risks as are customarily included in “all risk” extended insurance coverage in an amount equal to not less than one hundred percent (100%) of the actual replacement value of the Sublease Premises and the personal property, fixtures, and other property on the Sublease Premises.

Section 7.04. Workers’ Compensation Insurance. During the term of this Sublease, Sublessee shall comply with all Workers’ Compensation laws applicable on the date hereof or enacted thereafter and shall maintain in full force and effect a Workers’ Compensation Insurance policy covering all employees in any way connected with the business conducted by Sublessee pursuant to this Sublease and shall pay all premiums, contributions, taxes and such other costs and expenses as are required to be paid incident to such insurance coverage, all at no cost to Sublessor.

Section 7.05. Policy Form. The policies of insurance required to be secured and maintained under this Sublease shall be issued by good, responsible companies, qualified to do business in the State of California, with a general policy holders’ rating of at least “A” and a financial rating of at least Class XIII as rated in the most currently available “Best’s Key Rating Guide”. Executed copies of such policies of insurance or certificates thereof shall be delivered to Sublessor and to the Master Lessor under the Master Lease not later than two (2) days prior to the commencement of business operations of Sublessee at the Sublease Premises and thereafter, executed copies of renewal policies of insurance or certificates thereof shall be delivered to Sublessor within ten (10) days prior to the expiration of the term of each such policy. All such policies of insurance shall contain a provision that the insurance company writing such policy(s) shall give Sublessor at least thirty (30) days’ written notice in advance of any cancellation or lapse, or the effective date of any reduction in the amounts or other material changes in the provisions of such insurance. All policies of insurance required under this Sublease shall be written as primary coverage and shall list the Master Lessor under the Master Lease and the Sublessor as loss payees and as additional insureds. If Sublessee fails to procure or maintain in force any insurance as required by this Section or to furnish the certified copies or certificates thereof required hereunder, Sublessor may, in addition to all other remedies it may have, procure such insurance and/or certified copies or certificates, and Sublessee shall promptly reimburse Sublessor for all premiums and other costs incurred in connection therewith.

Section 7.06. Waiver of Subrogation. Sublessee and Sublessor agree that in the event of loss or damage due to any of the perils covered by their respective Casualty and Fire Insurance, both parties hereby waive any and all claims that it might otherwise have against the other with respect to any risk insured against to the extent of any proceeds realized from the insurance coverage to compensate for a loss. To the extent permitted by applicable property insurance policies without voiding coverage, such party hereby releases and relieves the other party, and waives its entire right of recovery against Sublessor for loss or damage arising out of or incident to the perils insured against to the extent of insurance proceeds realized for such loss or damage, which perils occur in, on or about the Sublease Premises and regardless of the cause or origin, specifically including the negligence of either party or its agents, employees, contractors and/or invitees. Each party shall to the extent such insurance endorsement is available, obtain for the benefit of Sublessor a waiver of any right of subrogation which the insurer of such party might otherwise acquire against the other party by virtue of the payment of any loss covered by such insurance and shall give notice to the insurance carrier or carriers that the foregoing waiver of subrogation is contained in this Sublease.

ARTICLE 8. SIGNS AND TRADE FIXTURES

Section 8.01. Installation of Trade Fixtures. Sublessee shall not erect any trade fixtures on the Premises without the prior written consent of Sublessor.

Section 8.02. Signs. So long as and to the extent the same is permitted by Master Landlord in writing and provided that the same are in compliance with all laws, Sublessee shall have the right, at its sole cost, to place its name at the front of the door of the Sublease Premises in the lobby and on the Sublease Premises monument signage subject to Sublessor’s written approval, which approval shall not be unreasonably withheld.

Section 8.03. Removal of Trade Fixtures. In addition to Sublessor’s right to require Sublessee at the time of installation of any trade fixtures to remove the same upon expiration or sooner termination of this Sublease, Sublessor may elect, by notice to Sublessee at least thirty (30) days before expiration of the Term hereof, or within five (5) days after sooner termination hereof, to require Sublessee to remove any trade fixture owned by Sublessee. If Sublessee does not remove Sublessee’s trade fixtures, and Sublessor so elects, Sublessee shall at its sole cost and expense, upon expiration of the Term hereof, or within twenty (20) days after any sooner termination hereof, remove such trade fixture owned by Sublessee. If Sublessor so elects, Sublessee shall, at its sole cost and expense, upon expiration of the Term hereof, or within twenty (20) days after any sooner termination hereof, remove such trade fixture, repair any damage occasioned thereby, and restore the Sublease Premises to the condition existing as of the Commencement Date or such other condition as may reasonably be designated by Sublessor in its election, if less than that existing as of the Commencement Date.

ARTICLE 9. CONDEMNATION AND DESTRUCTION

Section 9.01. Total Condemnation. Should, during the Term of this Sublease or any renewal or extension thereof, title and possession of all of the Sublease Premises be taken under the power of eminent domain by any public or quasi-public agency or entity, this Sublease shall terminate as of the date actual physical possession of the Sublease Premises is taken by the agency or entity exercising the power of eminent domain and both Sublessor and Sublessee shall thereafter be released from all obligations under this Sublease.

Section 9.02. Termination Option for Partial Condemnation. Should, during the Term of this Sublease or any renewal or extension thereof, title and possession of more than ten percent (10%) of the floor area of the Sublease Premises, and/or more than ten percent (10%) of the parking area of the Sublease Premises be taken under the power of eminent domain by any public or quasi-public agency or entity, Sublessor or Sublessee may terminate this Sublease. The option herein reserved shall be exercised by giving written notice on or before thirty (30) days after actual physical possession of the portion subject to the eminent domain power is taken by the agency or entity exercising that power and this Sublease shall terminate as of the date the notice is deemed given.

Section 9.03. Partial Condemnation Without Termination. Should Sublessee or Sublessor fail to exercise the termination option described in this Article, or should the portion of the Sublease Premises taken under the power of eminent domain be insufficient to give rise to the option therein described, then, in that event:

(a) This Sublease shall terminate as to the portion of the Sublease Premises taken by eminent domain as of the day (hereinafter called the “date of taking”), actual physical possession of that portion of the Sublease Premises is taken by the agency or entity exercising the power of eminent domain;

(b) Base Minimum Rent to be paid by Sublessee to Sublessor pursuant to the terms of this Sublease shall, after the date of taking, be reduced by an amount that bears the same ratio to the Base Minimum Rent specified in this Sublease as the square footage of the actual floor area of the Sublease Premises taken under the power of eminent domain bears to the total square footage of floor area of the Sublease Premises as of the date of this Sublease and the same as to any portion of the parking taken; and

(c) Except to the extent the Master Lessor under the Master Lease is so obligated, Sublessee, at Sublessee’s own cost and expense shall remodel and reconstruct the building remaining on the portion of the Sublease Premises not taken by eminent domain into a single efficient architectural unit in accordance with plans mutually approved by the parties hereto as soon after the date of taking, or before, as can be reasonably done.

Section 9.04. Condemnation Award. Should, during the Term of this Sublease or any renewal or extension thereof, title and possession of all or any portion of the Sublease Premises be taken under the power of eminent domain by any public or quasi-public agency or entity, the compensation or damages for the taking awarded shall belong to and be the sole property of the Sublessor.

Section 9.05. Destruction. (a) In the event the Sublease Premises are damaged or destroyed and the total costs and expenses for repairing or reconstructing the Sublease Premises exceeds the sum of $50,000, Sublessor, at Sublessor’s option, may:

(i) Continue this Sublease in full force and effect by restoring, repairing or rebuilding the Sublease Premises at Sublessor’s own cost and expense or through insurance coverage; or

(ii) Terminate this Sublease by serving written notice of such termination on Sublessee no later than sixty (60) days following such casualty, in which event this Sublease shall be deemed to have been terminated on the date of such casualty.

(b) In the event the Sublease Premises are damaged or destroyed and Sublessee will not be able to operate any business thereon for one hundred and twenty (120) consecutive days, either Sublessee or Sublessor, at their option, may terminate this Sublease by serving written notice of such termination on the other no later than thirty (30) days following such casualty, in which event this Sublease shall be deemed terminated on the date of such casualty; provided, however, that such termination right shall not be applicable unless Sublessor has a similar termination right under the Master Lease.

(c) Should Sublessor or the Master Lessor under the Master Lease elect to repair and restore the Sublease Premises to their former condition following partial or full destruction of the Sublease Premises:

(i) Sublessee shall not be entitled to any damages for any loss or inconvenience sustained by Sublessee by reason of the making of such repairs and restoration, except Sublessee’s rent shall be abated for the period that Sublessee is unable to use the Sublease Premises due to the destruction.

(ii) Sublessor and such Master Lessor shall have full right to enter upon and have access to the Sublease Premises, or any portion thereof, as may be reasonably necessary to enable such parties promptly and efficiently to carry out the work of repair and restoration.

Section 9.06. Damage by Sublessee. Sublessee shall be responsible for and shall pay to Sublessor any and all losses, damages, costs, and expenses, including but not limited to attorney’s fees, resulting from any casualty loss caused by the gross negligence or willful misconduct of Sublessee or its employees, agents, contractors, or invitees.

ARTICLE 10. SUBLEASING, ASSIGNMENT, DEFAULT AND TERMINATION

Section 10.01. Subleasing and Assignment. Sublessee (including without limitation any permitted subsequent assignee or sublessee) shall not sell, assign, hypothecate, pledge or otherwise transfer this Sublease, or any interest therein, either voluntarily, involuntarily, or by operation of law, and shall not sublet the Sublease Premises, or any part thereof, or any right or privilege appurtenant thereto, for any reason whatsoever, or permit the occupancy thereof by any person, persons, or entity through or under it, or grant a security interest in Sublessee’s interest in the Sublease Premises or this Sublease or any fixtures located on the Sublease Premises. For the purpose of this Section, any dissolution, merger, consolidation or other reorganization of Sublessee, or any change or changes in the stock ownership of Sublessee, if Sublessee is a corporation, which aggregates forty percent (40%) or more of the capital stock of Sublessee shall be deemed to be an assignment of this Sublease. Sublessee shall not mortgage, hypothecate or encumber this Sublease. Any assignment, hypothecation, pledge, subletting, occupancy or use without Sublessor’s written consent shall be void and shall, at the option of the Sublessor, terminate this Sublease. Notwithstanding the above, if Master Lessor consents in writing, then Sublessor will also consent to sublease or assign the Sublease Premises.

Section 10.02. Events of Default. Sublessee’s failure to timely pay any rent or other charges required to be paid pursuant to the terms of this Sublease shall constitute a material breach of this Sublease and an event of default if not paid by Sublessee within five (5) days of the date such rent or charges are due, whether or not such failure to pay is noticed to Sublessee by Sublessor, and Sublessee fails to cure such failure to pay within five days of the date such rent or other charges payment failure is delinquent. Events of default under this Sublease shall also include, without limitation, the events hereinafter set forth, each of which shall be deemed a material default of the terms of the Sublease if not fully cured within ten (10) days of occurrence, however, if the nature of the cure will require more than ten (10) days to cure, then commenced within ten (10) of occurrence and prosecuted diligently to completion. Such events shall include:

(a) Sublessee’s failure to perform or observe any term, provisions, covenant, agreement or condition of this Sublease;

(b) Sublessee breaches this Sublease and abandons the Sublease Premises before expiration of the Term of this Sublease;

(c) Any material representation or warranty made by Sublessee in connection with this Sublease between Sublessee and Sublessor proving to have been incorrect in any respect;

(d) Sublessee’s institution of any proceedings under the Bankruptcy Act, as such Act now exists or under any similar act relating to the subject of insolvency or bankruptcy, whether in such proceeding Sublessee seeks to be adjudicated a bankrupt, or to be discharged of its debts or effect a plan of liquidation, composition or reorganization;

(e) The filing against Sublessee of any involuntary proceeding under any such bankruptcy laws;

(f) Sublessee’s becoming insolvent or being adjudicated a bankrupt in any court of competent jurisdiction, or the appointment of a receiver or trustee of Sublessee’s property, or Sublessee’s making an assignment for the benefit of creditors;

(g) The issuance of a writ of attachment by any court of competent jurisdiction to be levied on this Lease; or

(h) Any event caused by Sublessee which is an event of default under the Master Lease or which would become so with the passage of time or the giving of notice or both.

Section 10.03. Sublessor’s Remedies for Sublessee’s Default. Upon the occurrence of any event of default described in Section 10.02 hereof, Sublessor may, at its option and without any further demand or notice, in addition to any other remedy or right given hereunder or by law, do any of the following:

(a) Sublessor may terminate Sublessee’s right to possession of the Sublease Premises by giving written notice to Sublessee. If Sublessor gives such written notice, then on the date specified in such notice, this Sublease and Sublessee’s right of possession shall terminate. No act by Sublessor other than giving such written notice to Sublessee shall terminate this Sublease. Acts of maintenance, efforts to relet the Sublease Premises, or the appointment of a receiver on Sublessor’s initiative to protect Sublessor’s interest under this Sublease shall not constitute a termination of Sublessee’s right to possession. On termination, Sublessor has the right to recover from Sublessee:

(i) The worth at the time of the award of the unpaid rent and other charges that had been earned or owed to Sublessor at the time of termination of this Sublease;

(ii) The worth at the time of the award of the amount by which (a) the unpaid rent and other charges that would have been earned or owed to Sublessor after the date of termination of this Sublease until the time of award exceeds (b) the amount of such rental loss that Sublessee proves could have been reasonably avoided;

(iii) The worth at the time of the award of the amount by which (a) the unpaid rent and other charges for the balance of the term after the time of award exceeds (b) the amount of such rental loss that Sublessee proves could have been reasonably avoided; and

(iv) Any other amount necessary to compensate Sublessor for all the detriment caused by Sublessee’s failure to perform its obligations under this Sublease or which in the ordinary course of things would be likely to result therefrom, including without limitation any costs or expenses incurred by Sublessor in recovering possession of the Sublease Premises, maintaining or preserving the Sublease Premises after such default, preparing the Sublease Premises for reletting to a new tenant, or any repairs or alterations to the Sublease Premises for such reletting, and all leasing commissions, reasonable attorney’s fees, architect’s fees and any other costs incurred by Sublessor to relet the Sublease Premises or to adapt them to another beneficial use. Sublessee shall also indemnify, defend and hold Sublessor harmless from all claims, demands, actions, liabilities and expenses (including but not limited to reasonable attorney’s fees and costs) arising prior to the termination of this Sublease or arising out of Sublessee’s use or occupancy of the Sublease Premises.

As used in subparagraphs (i) and (ii) above, the “worth at the time of the award” is computed by allowing interest at the rate of eighteen percent (18%) per annum or the maximum rate allowed by law, whichever is less. As used in subparagraph (iii) above, “the worth at the time of the award” is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%) per annum.

(b) Sublessor may, in any lawful manner, re-enter and take possession of the Sublease Premises without terminating this Sublease or otherwise relieving Sublessee of any obligation hereunder. Sublessor is hereby authorized, but not obligated (except to the extent required by law), to relet the Sublease Premises or any part thereof on behalf of the Sublessee, to use the premises for its or its affiliates’ account, to incur such expenses as may be reasonably necessary to relet the Sublease Premises, and relet the Sublease Premises for such term, upon such conditions and at such rental as Sublessor in its sole discretion may determine. Until the Sublease Premises are relet by Sublessor, if at all, Sublessee shall pay to Sublessor all amounts required to be paid by Sublessee hereunder. If Sublessor relets the Sublease Premises or any portion thereof, such reletting shall not relieve Sublessee of any obligation hereunder, except that Sublessor shall apply the rent or other proceeds actually collected by it as a result of such reletting against any amounts due from Sublessee hereunder to the extent that such rent or other proceeds compensate Sublessor for the non-performance of any obligation of Sublessee hereunder. Such payments by Sublessee shall be due at such times as are provided elsewhere in this Sublease, and Sublessor need not wait until the termination of this Sublease, by expiration of the term hereof or otherwise, to recover them by legal action or in any other manner. Sublessor may execute any lease made pursuant hereto in its own name, and the tenant thereunder shall be under no obligation to see to the application by Sublessor of any rent or other proceeds by Sublessor, nor shall Sublessee have any right to collect any such rent or other proceeds. Sublessor shall not by any re-entry or other act be deemed to have accepted any surrender by Sublessee of the Sublease Premises or Sublessee’s interest therein, or be deemed to have otherwise terminated this Sublease, or to have relieved Sublessee of any obligation hereunder, unless Sublessor shall have given Sublessee express written notice of Sublessor’s election to do so as set forth herein.

(c) Even though Sublessee has breached this Sublease and may have abandoned or vacated the Sublease Premises, this Sublease shall continue in effect for so long as Sublessor does not terminate Sublessee’s right to possession, and Sublessor may enforce all its rights and remedies under this Sublease, including the right to recover the rent and other charges as they become due under this Lease.

(d) In the event any personal property of Sublessee remains at the Sublease Premises after Sublessee has vacated, it shall be dealt with in accordance with the statutory procedures provided by applicable law dealing with the disposition of personal property of Sublessee remaining on the Sublease Premises after Sublessee has vacated.

(e) Sublessor may exercise any right or remedy reserved to the Master Lessor under the Master Lease (each of which rights and remedies are hereby incorporated herein), and any other remedy or right now or hereafter available to a landlord against a defaulting tenant under applicable law or the equitable powers of its courts, whether or not otherwise specifically reserved herein.

(f) Sublessor shall be under no obligation to observe or perform any provision, term, covenant, agreement or condition of this Sublease on its part to be observed or performed which accrues after the date of any default by Sublessee hereunder.

(g) Any legal action by Sublessor to enforce any obligation of Sublessee or in the pursuance of any remedy hereunder shall be deemed timely filed if commenced at any time prior to one (1) year after the expiration of the term hereof or prior to four (4) years after the cause of action accrues, whichever period expires later.

(h) In any action of unlawful detainer commenced by Sublessor against Sublessee by reason of any default hereunder, the reasonable rental value of the Sublease Premises for the period of the unlawful detainer shall be deemed to be the amount of rent and additional charges reserved in this Sublease for such period.

(i) Sublessee hereby waives any right of redemption or relief from forfeiture under any present or future law, if Sublessee is evicted or Sublessor takes possession of the Sublease Premises by reason of any default by Sublessee hereunder.

(j) No delay or omission of Sublessor to exercise any right or remedy shall be construed as a waiver of any such right or remedy or of any default by Sublessee hereunder.

Section 10.04. Receiver. Upon the occurrence of any event of default as defined in Section 10.02 hereof or in any action instituted by Sublessor against Sublessee to take possession of the Sublease Premises and/or to collect Full Service Rent, or any other charge due hereunder, a receiver may be appointed at the request of Sublessor to collect such rents and / or other charges. Neither the application nor the appointment of such receiver shall be construed as an election on the Sublessor’s part to terminate this Sublease unless written notice of such intention is given by Sublessor to Sublessee.

Section 10.05. Attorneys’ Fees. If as a result of any breach or default in the performance of any of the provisions of this Sublease, Sublessor uses the services of an attorney in order to secure compliance with such provisions or recover damages therefore, or to terminate this Sublease or evict Sublessee, Sublessee shall reimburse Sublessor upon demand for any and all attorneys’ fees and expenses so incurred by Sublessor, including without the limitation appraisers’ and expert witness fees; provided that if Sublessee shall be the prevailing party in any legal action brought by Sublessor against Sublessee, Sublessee shall be entitled to recover the fees of its attorneys in such amount as the court may adjudge reasonable. Sublessee shall advance to Sublessor any and all reasonable attorneys’ fees and expenses to be incurred or incurred by Sublessor in connection with any modifications to this Sublease proposed by Sublessee, any proposed assignment of this Sublease by Sublessee or any proposed subletting of the Sublease Premises by Sublessee.

Section 10.06. Cumulative Remedies; No Waiver. The specified remedies to which Sublessor may resort under the terms hereof are cumulative and are not intended to be exclusive of any other remedy or means of redress to which Sublessor may be lawfully entitled in case of any breach or threatened breach by Sublessee of any provision hereof. If for any reason Sublessor fails or neglects to take advantage of any of the terms of this Sublease providing for termination or other remedy, any such failure of Sublessor shall not be deemed to be a waiver of any default of any of the provisions, terms, covenants, agreements or conditions of this Sublease. The waiver by Sublessor of any breach of any term, condition or covenant herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, condition or covenant herein contained. None of the provisions, terms, covenants, agreements or conditions hereof can be waived except by the express written consent of Sublessor. Subsequent acceptance of rent hereunder by Sublessor shall not be deemed to be a waiver of any preceding breach by Sublessee of any provision, term, covenant, agreement or condition of this Sublease other than the failure of Sublessee to pay the particular rental accepted, regardless of Sublessor’s knowledge of such preceding breach at the time of acceptance of such rent.

ARTICLE 11. ESTOPPEL

Section 11.01. Estoppel. At any time and from time to time, upon request in writing from Sublessor, Sublessee agrees to execute, acknowledge, and deliver to Sublessor a statement in writing within ten (10) days of request, certifying that this Sublease is unmodified and in full force and effect (or, if there have been modifications, stating the modifications), the commencement and termination dates, the Rent, the other charges payable hereunder the dates to which the same have been paid, and such other items as Sublessor may reasonably request. It is understood and agreed that any such statement may be relied upon by any mortgagee, beneficiary, or grantee of any security or other interest, or any assignee of any thereof, under any mortgage or deed of trust now or hereafter made covering any leasehold interest in the Sublease Premises, and any prospective purchaser of the Sublease Premises.

ARTICLE 12. MISCELLANEOUS PROVISIONS

Section 12.01. Force Majeure—Unavoidable Delays. Should the performance of any act required by this Sublease to be performed by either Sublessor or Sublessee be prevented or delayed by reason of an act of God, war, civil commotion, fire, flood, or other like casualty, strike, lockout, labor troubles, inability to secure materials, restrictive governmental laws or regulations, unusually severe weather, or any other cause, except financial inability, not the fault of the party required to perform the act, the time for performance of the act will be extended for a period equivalent to the period of delay and performance of the act during the period of delay will be excused; provided, however, that nothing contained in this section shall excuse the prompt payment of rent or other monies due by Sublessee as required by this Sublease or the performance of any act rendered difficult solely because of the financial condition of the party, Sublessor or Sublessee, required to perform the act.

Section 12.02. Notices. Except as otherwise expressly provided by law, any and all notices or other communications required or permitted by this Sublease or by law to be served on or given to either party hereto by the other party hereto shall be in writing and shall be deemed duly served and given when personally delivered to the party, Sublessor or Sublessee, to whom it is directed or any managing employee of such party, or, in lieu of such personal service, forty-eight (48) hours after deposit in the United States mail, certified or registered mail, with postage prepaid, or when transmitted by telecopy or facsimile addressed to the parties as set forth on the signature page hereof. Either party, Sublessor or Sublessee, may change the addresses herein contained for purposes of this Section by giving written notice of the change to the other party in the manner provided in this Section.

Section 12.03. Amendments. No amendment, change or modification of this Sublease shall be valid and binding unless such is contained in a written instrument executed by the parties hereto and which instrument expresses the specific intention of the parties to amend, change or modify this Sublease.

Section 12.04. Accord and Satisfaction. No payment by Sublessee or receipt by Sublessor of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent earliest in time, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Sublessor may accept such check or payment without prejudice to Sublessor’s right to recover the balance of such rent or pursue any other remedy provided in this Sublease or by law.

Section 12.05. No Agency Created. Nothing contained in this Sublease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, or of partnership, or of joint venture, or of any association whatsoever between Sublessor and Sublessee other than Sublessor and Sublessee.

Section 12.06. Brokerage Commission. Sublessor and Sublessee hereby acknowledge that Cresa Partners is solely the brokers for Sublessee and that CB Richard Ellis is solely the broker for the Sublessor. Upon the Commencement Date of the Sublease, Sublessor shall pay a commission to CB Richard Ellis equal to 6% of the total Full Service Rent.

Section 12.07. Sole and Only Agreement. This instrument constitutes the sole and only agreement between Sublessor and Sublessee respecting the Sublease Premises or the leasing of the Sublease Premises to Sublessee. Sublessor shall have no obligations to Sublessee, whether express or implied, other than those specifically set forth in this Sublease.

Section 12.08. Severability and Governing Law. This Sublease shall be governed by the laws of the State of California. Whenever possible each provision of this Sublease shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Sublease shall be prohibited, void, invalid, or unenforceable under applicable law, such provision shall be ineffective to the extent of such prohibition, invalidity, voidability, or enforceability without invalidating the remainder of such, or the remaining provisions of this Sublease.

Section 12.09. Construction and Headings. All references herein in the singular shall be construed to include the plural, and the masculine, and the masculine to include the feminine or neuter gender, where applicable, and where the context shall require. Section headings are for convenience of reference only and shall not be construed as part of this Sublease nor shall they limit or define the meaning of any provision herein. The provisions of this Sublease shall be construed as to their fair meaning, and not strictly for or against Sublessor or Sublessee.

Section 12.10. Effect of Execution. The submission of this Sublease for examination shall not effect any obligation on the part of the submitting or examining party and this Sublease shall become effective only upon the complete execution thereof by both Sublessor and Sublessee.

Section 12.11. Inurement. Sublessor shall have the full and unencumbered right to assign this Sublease. The covenants, agreements, restrictions, and limitations contained herein shall also be binding on Sublessee’s permitted successors and assigns.

Section 12.12. Time of Essence. Time is expressly declared to be of the essence.

Section 12.13. No Light, Air or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Sublease Premises shall in no way affect this Sublease or impose any liability on Sublessor.

Section 12.14. Charges, Costs, Assessments, Expenses, Deductions and/or Set-Offs. It is the purpose and intent of Sublessor and Sublessee that Sublessor shall receive all rentals and other sums specified hereunder during the term of this Sublease, free from any and all charges, deductions and/or set-offs of any kind or nature whatsoever, and Sublessor shall not be expected or required to pay any such charge, or deduction, or be under any obligation or liability hereunder, except as herein expressly set forth. All charges, costs, expenses and obligations of any nature relating to the alteration of the Sublease Premises shall be paid by Sublessee, except as otherwise herein expressly set forth, and Sublessor shall be indemnified and held harmless by Sublessee from and against such charges, costs, expenses and obligations.

Section 12.15. Authority. Each individual executing this Sublease on behalf of Sublessee and the Sublessee (if Sublessee is a corporation or other entity) does hereby covenant and warrant that (i) Sublessee is a duly authorized and validly existing entity, (ii) Sublessee has and is qualified to do business in California, (iii) the entity has full right and authority to enter into this Sublease, and (iv) each person executing this Sublease on behalf of the entity was authorized to do so.

Section 12.16. Survival. All obligations of Sublessee under this Sublease, including without limitation the obligations to pay Base Minimum Rent, shall survive the expiration or termination of this Sublease.

Section 12.17. Waiver. Sublessee hereby waives any rights it may have under the provisions of the California Civil Code, if applicable, and any statutes regarding repair of the Sublease Premises or termination of this Sublease after destruction of all or any part of the Sublease Premises.

Section 12.18. Recordation. Sublessee shall not record this Sublease or a short form memorandum hereof without the prior written consent of the Sublessor.

Section 12.19. Transfer of Master Lease. In the event of any assignment or transfer of the Master Lease by Sublessor to any other party or entity, Sublessor shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Sublease arising out of any act, occurrence or omission occurring after the consummation of such assignment or transfer; and the assignee or such transferee shall be deemed, without any further agreement between parties or their successors in interest or between the parties and any such assignee or transferee, to have assumed and agreed to carry out any and all of the covenants and obligations of the Sublessor under this Sublease. Sublessee hereby agrees to attorn to any such assignee or trustee. Sublessee agrees to execute any and all documents deemed necessary or appropriate by Sublessor to evidence the foregoing.

Section 12.20. Subordination, Attornment. Without the necessity of any additional document being executed by Sublessee for the purpose of effecting a subordination, this Sublease shall in all respects be subject and subordinate at all times to the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Sublease Premises or Sublessor’s interest or estate is specified as security. Notwithstanding the foregoing, Sublessor shall have the right to subordinate or cause to be subordinated any lien or encumbrance to this Sublease. In the event that any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Sublessee shall, notwithstanding any subordination, attorn to and become the sublessee of the successor in interest to Sublessor, at the option of such successor in interest. Sublessee covenants and agrees to execute and deliver, upon demand by Sublessor and in the form requested by Sublessor, any additional documents evidencing the priority or subordination of this Sublease.

Section 12.21. No Merger. The voluntary or other surrender of this Sublease by Sublessee, or a mutual cancellation hereof, shall not work a merger, and shall, at the option of Sublessor, terminate all or any existing subleases or subtenancies or may, at the option of Sublessor, operate as an assignment to Sublessor of any or all such subleases or subtenancies.

Section 12.22. Right of Sublessor to Perform. All terms, covenants and conditions of this Sublease to be performed or observed by Sublessee shall be performed or observed by Sublessee at its sole cost and expense and without any reduction of rent of any nature payable hereunder. If Sublessee shall fail to pay any sum of money, other than rent required to be paid by it hereunder or shall fail to perform any other term or covenant hereunder on its part to be performed, Sublessor, without waiving or releasing Sublessee from any obligation of Sublessee hereunder, may, but shall not be obligated to, make any such payment or perform any such other term or covenant on Sublessee’s part to be performed. All sums so paid by Sublessor and all necessary costs of such performance by Sublessor, together with interest thereon from the date of payment at the rate eighteen percent (18%) or the highest rate permissible by law, whichever is less, shall be paid, and Sublessee covenants to make such payment, to Sublessor on demand, and Sublessor shall have, in addition to any over right or remedy of Sublessor, the same rights and remedies in the event of nonpayment thereof by Sublessee as in the case of failure in the payment of rent hereunder.

Section 12.23. Modification for Lender. If, in connection with obtaining any type of financing, Sublessor’s lender shall request reasonable modifications to this Sublease as a condition to such financing, Sublessee shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Sublessee’s rights hereunder.

Section 12.24. Sublessor’s Personal Liability. The liability of Sublessor to Sublessee for any default by Sublessor under the terms of this Sublease shall be limited to the Sublessee’s out-of-pocket costs caused by Sublessor’s breach, but shall not exceed twenty five thousand ($25,000.00) dollars.

Section 12.25. Breach by Sublessor. Sublessor shall not be deemed to be in breach in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after written notice by Sublessee to Sublessor specifying wherein Sublessor has failed to perform such obligation; provided, however, that if the nature of Sublessor’s obligation is such that more than thirty (30) days are required for its performance then Sublessor shall not be deemed to be in breech if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion. In any event, Sublessee must bring an action for breach of this Sublease within one (1) year of Sublessor’s breach or be deemed to have waived the breach and not harmed thereby.

Section 12.26. Hazardous Substances. Without limiting the generality of other sections of this Sublease, Sublessee covenants and agrees that Sublessee, its employees and agents shall not bring into, maintain upon or release or discharge upon the Sublease Premises any hazardous or toxic substances or hazardous waste (collectively, “hazardous materials”).

Upon any violation of the foregoing covenant, Sublessee shall be obligated, at Sublessee’s sole cost and expense, to clean up and remove from the Sublease Premises all hazardous materials introduced into the Sublease Premises by Sublessee or any third party for whom Sublessee is responsible. Such clean-up and removal shall include all testing and investigation required by any governmental authorities having jurisdiction and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. All such clean-up and removal activities of Sublessee shall, in each instance, be conducted to the satisfaction of Sublessor and all governmental authorities having jurisdiction. Sublessor’s right of entry under this Sublease shall include the right to enter and inspect the Sublease Premises for violations of Sublessee’s covenant herein.

Sublessee shall indemnify, defend and hold harmless Sublessor, its affiliates, directors, shareholders, officers, employees, agents, lenders and attorneys from and against any and all claims, liabilities, losses, actions, costs and expenses (including attorneys’ fees and costs of defense) incurred by such indemnified persons, or any of them, as the result of (i) the introduction into or about the Sublease Premises by Sublessee or anyone for whom Sublessee is responsible of any hazardous materials, (ii) the usage by Sublessee or anyone for whom Sublessee is responsible of hazardous materials in or about the Sublease Premises, (iii) the discharge or release in or about the Sublease Premises by Sublessee or anyone for whom Sublessee is responsible of any hazardous materials, (iv) any injury to or death of persons or damage to or destruction of property resulting from the use by Sublessee or anyone for whom Sublessee is responsible of hazardous materials in or about the Sublease Premises, and (v) any failure of Sublessee or anyone for whom Sublessee is responsible to observe the foregoing covenants of this Section. Payment shall not be a condition precedent to enforcement of the foregoing indemnification provision.

Upon any violation of the foregoing covenants Sublessor shall be entitled to exercise all remedies available to a lessor against a defaulting lessee, including but not limited to these set forth in Article 10. Without limiting the generality of the foregoing, Sublessee expressly agrees that upon any such violation Sublessor may, at its option, (A) immediately terminate this Sublease or (B) continue this Sublease in effect until compliance by Sublessee with its clean-up and removal covenant notwithstanding any earlier expiration date of the term of this Sublease. No action by Sublessor hereunder shall impair the obligations of Sublessee pursuant to this Section. By its signature to this Sublease, Sublessee confirms that it has conducted its own examination of the Sublease Premises with respect to hazardous materials and accepts the same “AS IS” and with no hazardous materials present thereon.

Section 12.27. Survival of Indemnities. The obligations of the indemnifying party under each and every indemnification and hold harmless provision contained in this Sublease shall survive the expiration or earlier termination of this Sublease to and until the last to occur of (a) the last date permitted by law for bringing of any claim or action with respect to which indemnification may be claimed by the indemnified party against the indemnifying party under such provision or (b) the date on which any claim or action for which indemnification may be claimed under such provision is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by the indemnifying party and the indemnified party is reimbursed by the indemnifying party for any amounts paid by the indemnified party in compromise thereof or upon a judgment or award thereon and in defense of such action or claim, including attorneys’ fees incurred.

Section 12.28. Meaning of Consent. Whenever an act or provision contained in this Sublease is conditioned upon the consent or approval of Sublessor, this shall be interpreted to mean, unless otherwise specified to the contrary, that the Sublessor has the full unconditional right and sole discretion as to whether or not to give its consent, which may only be given in writing.

Section 12.29. Master Lease. Notwithstanding anything in this Sublease to the contrary, this Sublease is subordinate to the lease (“Master Lease”) between Sublessor and the owner of the Sublease Premises (the “Master Lessor”), as it may be amended from time to time. The Sublease shall be subject and subordinate to the Master Lease. Notwithstanding anything in this Sublease to the contrary, the effectiveness of this Sublease shall be conditioned upon Sublessor obtaining the written consent of the Master Lessor in form and substance satisfactory to Sublessor and Sublessee, within ten (10) days of the date hereof. If the Master Lease terminates for any reason, this Sublease shall terminate coincidentally therewith without any liability of Sublessor to Sublessee. Sublessor agrees to the terms of Section 49 of the Master Lease. Sublessor shall exercise reasonable efforts to obtain a non-disturbance notice from Master Lessor as part of Master Lessor consent to this Sublease. This is a condition precedent to this Sublease, which Sublessee may waive in its sole discretion.

IN WITNESS WHEREOF, the parties hereto have executed this Sublease on this 21 day of July, 2008.

SUBLESSOR:		SUBLESSEE:

NeoMagic Corporation		Sea Micro, Inc.

By:	Steven P. Berry	By:	/s/ Andrew Feldman
Title:	VP Finance & CFO	Title:	CEO
Address:	3250 Jay Street	Address:	4677 Old Ironside Drive, # 310
	Santa Clara, CA 95054		Santa Clara, CA 95054

Exhibit A

Master Lease Agreement

Exhibit B

Sublease Premises

Exhibit C

Existing 3rd Party Sublease Premises

Exhibit D

Temporary Space

Exhibit E

Furniture and Equipment List for Temporary Space and Sublease Premises